SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2004

MakeMusic! Inc. (Exact name of Registrant as Specified in its Charter)

Minnesota (State or Other Jurisdiction of Incorporation)

0-26192 (Commission File Number)	41-1716250 (IRS Employer Identification No.)

6210 Bury Drive Eden Prairie, Minnesota 55346 (Address of Principal Executive Offices and Zip Code)

(952) 937-9611 (Registrant’s telephone number, including area code)

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On February 12, 2004, the Registrant issued a press release announcing that it has appointed Bill Wolff as Chief Operating Officer in addition to his current responsibilities as Chief Financial Officer. The full text of this press release is set forth in Exhibit 99.1, which is attached hereto and are incorporated in this Report as if fully set forth herein.

Item 7. Financial Statements and Exhibits

(a)	Financial statements of businesses acquired:

Not Applicable.

(b)	Pro forma financial information:

Not Applicable.

(c)	Exhibits:

99.1	Press Release dated February 12, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAKEMUSIC! INC.

Date	February 12, 2004	By	/s/ Philip Sean Lafleur Philip Sean Lafleur, Chief Executive Officer

EXHIBIT INDEX

MakeMusic! Inc.
Form 8-K Current Report

Exhibit Number	Description

99.1	Press Release dated February 12, 2004